                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 30, 2002

                  CLEAN WATER TECHNOLOGIES, INC. & SUBSIDIARIES
           (FORMERLY KNOWN AS NU ELECTRIC CORPORATION & SUBSIDIARIES)
    ------------------------------------------------------------------------
                  Exact Name of Registrant Specified in Charter

             DELAWARE                 000-27629          23-2426437
    -----------------------------   --------------   ------------------
    (State or Other Jurisdiction     (Commission        (IRS Employer
         of Incorporation)           File Number)     Identification No.)

            2716 ST. ANDREWS BLVD. SUITE 200 TARPON SPRINGS, FL 34688
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (727) 942-8938

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          (Former Name or Former Address, if Changed Since Last Report)

                  CLEAN WATER TECHNOLOGIES, INC. & SUBSIDIARIES
               FORM 8-K RELATING TO ITEM 4 CHANGES IN REGISTRANT'S
                              CERTIFYING ACCOUNTANT

Item 4.  Changes in Registrant's Certifying Accountant

(a)         Previous independent accountants

(i)         On September 25, 2002, Acquavella, Chiarelli & Schuster & Co.,
            LLP resigned as the independent accountants of Clean Water
            Technologies, Inc. & Subsidiaries.

(ii)        The Board of Directors approved the decision to change independent accountants.

(iii)       The report of Acquavella, Chiarelli & Shuster & Co., LLP on the financial statements for the past two fiscal years of the Company contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)       The Board of Directors approved the decision to change independent accountants.

(iv)        In connection with its audits for the two most recent fiscal years and through September 25, 2002, there were no disagreements with
            Acquavella, Chiarelli & Shuster & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Acquavella, Chiarelli & Shuster & Co., LLP would have caused Acquavella, Chiarelli & Shuster & Co., LLP to make reference thereto in their report on the financial statements for such years.

(v)         During the two most recent fiscal years and through September 25,
            2002, there were no reportable events as that term is defined in
            Item 304(a)(l)(v) of Regulation S-X.

(vi)        The Company has requested, and Acquavella, Chiarelli & Shuster &
            Co., LLP has furnished, a letter addressed to the Commission stating that Acquavella, Chiarelli & Shuster & Co., LLP agrees with subparagraphs (a)(ii), (iv) and (v) above. A copy of such letter,
            September 25, 2002, is filed as Exhibit 16 of this Form 8-K.

(b)         New independent accountants

As stated above, on September 25, 2002, the Company engaged Baumann, Raymondo &
Company PA as its new principal independent accountant. The engagement was approved by the Board of Directors on September 25, 2002.

(i)         The Company has not consulted with Baumann, Raymondo & Company PA on the application of any accounting principles or proposed
            transactions, the type of audit opinion that might be given, any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(l)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(l)(v) of Regulation
            S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

 (c)       Exhibits.

 16   Letter regarding change in Certifying Accountant

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CLEAN WATER TECHNOLOGIES, INC. & SUBSIDIARIES

                                          By: /s/ Laurie C. Scala
                                            --------------------------
                                                  Laurie C. Scala
                                                  President
                                                  September 30, 2002

EXHIBIT INDEX

EXHIBIT               DESCRIPTION
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  16                  Letter regarding change in Certifying Accountant